UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 16, 1998

                            C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Chapter)

Virginia                                000-23423              54-1680165
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)



                       -----------------------------------


                             Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code):(804-843-2360)


                           ---------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events

(a) The directors of C&F Financial Corporation declared a 100% stock dividend in the form of a 2-for-1 stock split for shareholders of record on July 6, 1998 payable on July 20, 1998.


                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        C&F FINANCIAL CORPORATION,
                                        REGISTRANT

Date:    June 16, 1998                  By:/s/ Larry G. Dillon
     ----------------------                -------------------
                                        Larry G. Dillon
                                        President & Chief Executive Officer